UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick
Trust for Advised Portfolios
777 East Wisconsin Avenue, 10th Floor
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(626) 914-7385
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2022

Item 1. Reports to Stockholders.

(a)

BRAMSHILL INCOME
PERFORMANCE FUND

INSTITUTIONAL CLASS (BRMSX)

ANNUAL REPORT TO SHAREHOLDERS
MARCH 31, 2022

Bramshill Income Performance Fund Annual Letter (Unaudited)

Annual Letter March 2021 to March 2022

While drastically different from the historic collapse of all asset classes during the 2020 Covid-induced sell-off, 2021 was still replete with volatility across the fixed income landscape. Total returns in US fixed income were driven largely by higher rates and spreads that steadily ground tighter throughout the year. Our playbook during late 2020 revolved around the thesis of record setting liquidity (Fed plus fiscal stimulus) thus resulting in significantly lower yields. We felt at some point investors would get forced into equities and other higher-risk assets. This theme came to fruition, becoming the main driver behind the Fund’s return in 2021.

In 2021, due to decreasingly attractive nominal yields and spreads over the course of the year, we slowly monetized many positions and re-established an allocation of “dry powder”. We began by de-risking rate sensitive portions of our portfolio and focused more on securities that had the opportunity to tighten in spread while mitigating any disproportionate rise in interest rates. In late 2020, we had stated, “The economic recovery remains on track with additional fiscal support imminent and bolstered by effective vaccines making their way through the most high-risk members of our population. This backdrop leaves us comfortable with our exposure to cyclical sectors and asset classes that have yet to fully recover. We see value in floating-rate closed end funds, preferred securities (PFDs) with above market spreads and minimal interest rate risk, and select commodity levered credits. We are cautious on duration to start the year. Although front-end rates should be anchored, we believe the backend could be vulnerable and rates could rise.”

These comments proved prescient as the first half of 2021, resulted in generally bearish market conditions for most duration sensitive fixed income asset classes as higher inflation and treasury issuance fears permeated throughout the investment community. We maintained a portfolio duration of approximately 2-3 years for most of the year and focused mainly on the front end of the curve in select non-rate sensitive credits. Due to this limited duration in the portfolio, the Bramshill Income Performance Fund was able to sidestep a good portion of the rate sell-off while still producing a positive return. Closed-end funds (CEFs) were the strongest performers in the portfolio. Several high yield corporate and Loan CEFs saw double-digit gains with fixed-reset preferred securities and municipal CEFs logging positive returns in the high single digits.

Across our fixed income asset class landscape, valuations went from moderately rich to extremely rich during the year. While nominal yields started very low, they rose modestly off all-time lows seen in late 2020 and thus our quantitative models were no longer signaling 2-standard deviation richness levels. While we saw less and less value in spreads as 2021 progressed, we found few catalysts to push spreads much wider either. The three major stimulants to markets in 2021 were fiscal, monetary, and vaccination related. While all three of these supports may remain in place, these factors were weaker during the second half of the year leading us to believe we are likely to enter a range-bound period for credit.

Summaries of Various Underlying Asset Classes

US preferred securities (PFDs) sold off aggressively during the first quarter of 2021, only to come all the way back (once rate volatility subsided) to finish the second quarter with a significant positive total return in 2021. Long duration fixed-for-life structures came under significant pressure early in the year trading off briefly anywhere from 4-7% depending on the issue. This selloff was exacerbated by over $2B in outflows from the PFD benchmark ETF (PFF ticker). Toward the end of the first quarter, as the pace of the rise in rates slowed, the fund flows reversed and positive returns followed. While this initial move in the 10-year US Treasuries created some volatility, sound bank fundamentals and low net issuance have created a consistent tailwind for the PFD asset class. In mid-2021, the PFD index1 approached an all-time low in yield and spread. We found little value in fixed-for-life PFDs with a spread of just 220bps over treasuries. Over the past few years this spread has averaged greater than 300bps and offered little cushion should rates take another leg higher. However, our positions in PFDs were predominantly in fixed-to-reset PFDs which offer moderate carry and lower volatility with significantly less interest rate risk. In 2021, these structures issued by banks and utilities provided characteristics which made them less susceptible to rising long rates, while still offering decent spread pickup to the call vs. comparable investment grade senior debt or matched-duration treasuries. These issues have fixed coupons for 4-5 years at 4-5%+ yields and then reset off treasuries thus eliminating the London Interbank Offered Rate overhang. Furthermore, if rates do rise and/or the curve steepens, the reset off treasuries makes these structures more attractive than fixed perpetual PFDs and takes the interest rate risk component largely out of the equation.

The US High Yield (HY) corporate index was one of the better performers of our investable asset classes during 2021. HY tends to be much less rate sensitive than typical fixed income allocations and this proved beneficial. Furthermore, our allocation to CEFs (both HY and Floating Rate Loan) outperformed the indices thus helping to add to performance. While long end rates rose early in the year, front end rates remained low for most of the year thus offering these funds the unique ability to moderately lever a portion of their portfolio at rock bottom rates while investing out the curve in higher yielding assets. Many of these funds rallied significantly even though our models indicated the high yield corporate index screened rich in our quantitative models. As the year ends, we still see value in select HY securities such as senior secured 1st lien issues that are backed by tangible collateral (such as valuable real estate) and are senior to most of the remaining capital structure. We maintained positions in select issuers which had come to market in 2020 in need of pandemic liquidity and thus issued deals with extremely investor-friendly metrics. We were able to take advantage of several of these credits and create strong total return opportunities. At this juncture, these bonds provide above market carry for their ratings and collateral packages with minimal volatility. While the upside is capped, many of these positions were called or tendered for in 2021 at the first call dates and thus offered decent coupon with limited drawdown potential. Furthermore, select HY CEFs with significant discounts to NAV and diversified portfolios continued to display value with front end financing rates so low. We reduced our HY exposure during the course of 2021, as valuations became rich and as we look to redeploy capital to more attractive idiosyncratic opportunities as they arise.

Investment Grade (IG) corporate bonds represented an allocation below 15% in 2021 in the Fund. Our holdings were concentrated in short duration IG opportunities that offer a pickup over treasuries with minimal interest rate risk. This is evident in the modest positive return in our investment grade corporate book as compared to the investment grade corporate index which finished the year in negative territory in 2021. We had stated our caution at the end of 2020, “with the yield on the investment grade corporate index2 at all-time lows (1.74%) and the duration at all-time highs (>8 years), the risk reward setup for corporate bonds is extremely unattractive. Furthermore, with 10-year breakeven rates above 2%, the real yield on IG corporate bonds is negative for the first time in history.” Therefore, we found little opportunity in IG bonds, and in turn, we held a small exposure focused mainly on the front end of the curve.

[1]	Please see disclosure for definition
[2]	Please see disclosure for definition

Municipal bonds also screened as unattractive for most of the year as yields in this market hit all-time lows in yield and spreads to treasuries in early 2021. Municipal CEFs made up the majority of our allocation to and helped contribute to positive returns on the year. In a rising rate environment, municipals have very little room to tighten in spread. However, municipal CEFs which still traded at discounts to NAVs were still screening cheap as several securities yield >4.50% (tax-free) which is 100-125bps over long duration BBB corporates. We thus maintained a steady allocation to municipal CEF during the year.

Outlook

After a relatively benign fourth quarter of 2021 for fixed income markets, the first quarter of 2022 was the complete opposite. In what proved to be the third worst quarter since its inception, the Bloomberg U.S. Aggregate Index lost approximately 5.9% for the quarter. The year started off with a strong sell-off in U.S. Treasuries which continued the trend that began towards the end of the third quarter when the U.S. Federal Reserve Bank’s (“U.S. Fed”) shifted their guidance in regards to monetary policy. Since that pivot, inflationary signals continued to climb steadily, and accelerated further due to the Russia/Ukraine conflict. After the start of the conflict, sanctions against Russia from many nations around the world further exacerbated the surge of prices of many commodities (especially oil, wheat and fertilizer) causing even more dramatic increases in inflationary metrics causing the sell-off in rates globally. Although the U.S. Fed’s messaging has been consistent during the past six months, their actions thus far have only resulted in one 0.25% rate hike and an official end to incremental asset purchases as of the end of the first quarter of 2022. The 2-year U.S. Treasury Note, on the other hand, has catapulted from a 0.21% yield as of September 21, 2021 to a 2.33% yield by the end of the first quarter of 2022 (a 212-basis point increase in just over six months). The 10-year U.S. Treasury Note started 2022 with a yield of 1.51%, which ended up being the lowest print of the entire quarter, and climbed to as high as 2.47% towards the end of March before settling back down a bit to 2.41% by the end of the quarter (a 90-basis point move during the quarter).

For reference, total returns for the Bloomberg US Aggregate Bond Index finished the quarter down -5.93% and the Bloomberg US Corporate Bond Index finished the quarter down -7.69%. The Bramshill Income Performance Strategy finished the quarter down -4.40% (+153bps outperformance over the US Aggregate Bond Index). While our portfolio continues to change, our stable investment process remains consistent. Evaluating asset class relative value, assessing the macroeconomic environment, and bottoms up credit selection, continue to be the pillars to the foundation of our process. Utilizing all of our tools, we construct a portfolio based on this process which we believe will best weather the future environment. Currently, our process guides us to position the Portfolio to generate carry (current yield = 3.72%), while maintaining a defensive posture, thus affording the capability to reallocate capital at more attractive entry points.

Our playbook entering 2022, was to position the portfolio defensively and be prepared to capture opportunities that may come from rising rates (which we correctly predicted would take place in Q1), and/or spreads widening, which we correctly stated would be short lived corrections. While this came to fruition, many asset classes saw significant drawdowns and extremely negative fund flows. This caused pressure on many of our defensive structures as funds looked to raise cash and hit bids wherever they could find liquidity. From an asset class relative value standpoint, many of our quantitative models which signaled rich for many quarters, are now beginning to display readings of fair value to slightly cheap. Most of our models show value from an absolute yield perspective, however spreads are still moderately tight. While we are beginning to see some relative value, we believe patience is still warranted as the technical picture of the market is still extremely poor.

During the 1st quarter, Fed Chairman Powell accelerated his hawkish shift from late last year. Of note, over the past two years anytime Covid cases spiked, the Fed was there to reassure investors they would be overly accommodative. However, with Covid cases rapidly rising in December due to the omicron variant, Powell doubled down on his hawkish stance, stating the variant was causing further supply chain disruptions and causing inflation to ramp even higher. This trend was reinforced again during the inception of the Russia/Ukraine war. While risk markets were reeling, the Fed did not hesitate to raise rates as they were clearly more concerned with the Ukraine conflict’s influence on greater inflation, rather than concerns about an economic slowdown. Markets are now expecting QT to begin in May, and a minimum of 9 rate hikes in 2022. A number that would have been unheard of just a few short months ago.

In summary, the Fed buying fewer bonds, raising front end rates significantly higher, the government looking to spend more (and thus issue more debt), and an economy continuing to heal and reopen from a global pandemic, all point towards continued higher rates in the near term. However, we do feel there is a point where if the Fed moves too fast, they may cause risk assets to falter and credit spreads to widen. Furthermore, the unknown component surrounding many of these issues is certain to provide volatility along the way. Either way, we our positioned to take advantage if any of these opportunities present themselves.

The portfolio ended the quarter with a duration of 2.7 years and an aggregate average credit rating of A- due largely in part to our 30%+ holding in short term US treasuries. The current yield and yield to worst on the portfolio is approximately 3.72% and 3.14%, respectively. The ability to shift the portfolio opportunistically continues to reinforce the notion that a dynamic fixed income allocation is an intricate part of any balanced investment portfolio.

Important Disclosures

Past performance is not indicative of future results and there can be no assurance that the Fund will achieve returns comparable to those which it has historically. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance as of the most recent quarter-and month-end may be lower or higher than the performance quoted and can be obtained by visiting our website at www.bramshillfunds.com.

This commentary is provided by Bramshill Investments, LLC for informational purposes only and is intended for the use of shareholders of the Bramshill Income Performance Fund (the “Fund”).

Mutual fund investing involves risk, including the potential loss of principal. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Closed-End Funds and ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. In addition, the Fund may incur higher expenses than if the Fund did not invest in these types of securities. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk “Duration” measures the sensitivity of a fixed-income investment’s price to changes in interest rates.

Important Definitions

Basis point or “bp” refers to 1/100th of 1%, or .01%.

“LIBOR” refers to a benchmark interest rate at which major global lend to one another in the international interbank market for short-term loans. LIBOR, which stands for London Interbank Offered Rate, serves as a globally accepted key benchmark interest rate that indicates borrowing costs between banks. The rate is calculated and published each day by the Intercontinental Exchange (ICE).

“Spreads” refers to the most common definition, the spread is the gap between the bid and the ask prices of a security or asset, like a stock, bond or commodity. This is known as a bid-ask spread.

Standard deviation is often used as a measure of the risk associated with price-fluctuations of a given asset (stocks, bonds, property, etc.), or the risk of a portfolio of assets (actively managed mutual funds, index mutual funds, or ETFs).

The Barclays Capital U.S. Aggregate Bond Index is an index which currently includes U.S. Treasuries, government related securities, corporate bonds, agency mort-gage-backed passthroughs, consumer asset-based securities, and commercial mortgage-backed securities. The Wilshire Liquid Alternative Relative Value Total Return Index measures the performance of the relative value strategy component of the Wilshire Liquid Alt Index (WLIQA). Created in 2014, with history to 12/31/99, the Index is a broad measure of the liquid alternative relative value market. The S&P 500 Index or the Standard & Poor’s 500 Index is a market-capitalization weighted index of the 500 largest US publicly traded companies. The Bloomberg Barclays US Treasury 20+ Year Index measures US dollar- denominated, fixed rate, nominal debt issued by the US Treasury with 20+ years to maturity. The Bloomberg Barclays US Corporate High Yield Bond Index measures the US dollar denominated, high-yield, fixed rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. The Bloomberg Barclays US Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers.

References to asset class correlations are represented by the following: we are currently using the S&P 500 Index to represent equities; the S&P Preferred Stock Index to represent preferred stocks; The Bloomberg Barclays US Corporate High Yield Bond Index to represent high yield corporate bonds; the ICE U.S. Treasury 20+ year TR Index to represent U.S. treasuries; and The Bloomberg Barclays US Corporate Bond Index to represent investment grade corporate bonds.

Yield curve: A yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity. Free cash flow: Free cash flow (FCF) represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets. Unlike earnings or net income, free cash flow is a measure of profitability that excludes the non-cash expenses of the income statement and includes spending on equipment and assets as well as changes in working capital from the balance sheet. Correlation: is a statistic that measures the degree to which two securities move in relation to each other. Beta: Beta is a measure of the volatility—or systematic risk—of a security or portfolio compared to the market as a whole. Bps (basis points): Basis points (BPS) refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument. Duration: Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

It is not possible to invest directly in an index.

Bramshill Investments, LLC is the investment adviser to the Fund. The Fund is distributed by Quasar Distributors, LLC.

Bramshill Income Performance Fund

Performance Summary (Unaudited)

March 31, 2022

Comparison of a Hypothetical $100,000 Investment in

the Bramshill Income Performance Fund - Institutional Class

and Bloomberg Barclays U.S. Aggregate Bond Index

Investment Returns

For the periods ended March 31, 2022

	1 Year	5 Year*	Since Inception*
Bramshill Income Performance Fund Institutional Class **	-1.72%	2.79%	3.13%
Bloomberg Barclays U.S. Aggregate Bond Index	-4.15%	2.14%	1.80%

* Average annualized returns.

** Inception date on April 11, 2016.

Bramshill Income Performance Fund

Expense Example (Unaudited)

March 31, 2022

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period

			Expenses
			Paid
	Beginning	Ending	During the
	Account Value	Account Value	Period(1)

Institutional Class
Actual Fund Return	$1,000.00	$957.20	$5.51
Hypothetical 5% Return	1,000.00	1,019.30	5.69

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 182/365. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Bramshill Income Performance Fund

Allocation of Portfolio Holdings (Unaudited)

(Calculated as a percentage of Total Investments)

March 31, 2022

EXCHANGE TRADED FUNDS — 3.7%
COLLATERAL FOR SECURITIES ON LOAN — 0.7%
SHORT-TERM INVESTMENTS — 17.6%
OPEN-END FUND — 0.4%
PREFERRED STOCKS — 29.0%
U.S. GOVERNMENT NOTES — 22.0%
CORPORATE BONDS — 13.1%
CLOSED-END FUNDS — 13.5%

Bramshill Income Performance Fund

Schedule of Investments

March 31, 2022

Principal Amount		Value
	CORPORATE BONDS ― 13.1%
	ENERGY ― 3.1%
	BP Capital Markets PLC
$27,779,000	4.875% (effective 6/22/2030, 5 Year TNCMR + 4.398%) (1), 3/22/2030 (2)	$27,935,257

	FINANCIALS ― 2.8%
	Capital One Financial Corp.
6,487,000	2.600%, 5/11/2023	6,512,238
	FS KKR Capital Corp.
8,965,000	2.625%, 1/15/2027	8,235,848
	Morgan Stanley
6,462,000	2.750%, 5/19/2022	6,473,692
	Oaktree Specialty Lending Corp.
3,881,000	3.500%, 2/25/2025	3,796,622
		25,018,400
	LODGING ― 0.6%
	Marriott Ownership Resorts, Inc. (3)
5,783,000	6.125%, 9/15/2025 (4)	5,934,775

	MANUFACTURING ― 2.5%
	Boeing Co. (The)
21,702,000	4.508%, 5/1/2023	22,089,922

	MEDIA ― 0.4%
	Magallanes, Inc. (3)
3,395,000	3.428%, 3/15/2024	3,419,536

	PIPELINES ― 1.1%
	Enbridge, Inc.
4,327,000	2.150%, 2/16/2024	4,276,983
	Energy Transfer LP
6,456,000	3.334% (3 month U.S. LIBOR + 3.018%) (5), 11/1/2066	5,377,848
		9,654,831
	RETAIL ― 0.9%
	Macy’s Retail Holdings LLC (3)
3,715,000	5.875%, 3/15/2030 (4)	3,680,172
4,222,000	6.125%, 3/15/2032	4,174,840
		7,855,012
	UTILITIES ― 1.7%
	Pacific Gas and Electric Co.
15,609,000	3.250%, 2/16/2024	15,557,513

	TOTAL CORPORATE BONDS (Cost $118,732,088)	117,465,246

	U.S. GOVERNMENT NOTES ― 22.0%
	United States Treasury Notes
35,721,000	2.250%, 4/15/2022	35,747,814
109,325,000	1.750%, 6/15/2022	109,599,446
51,849,000	1.375%, 10/15/2022	51,917,227
	TOTAL U.S. GOVERNMENT NOTES (Cost $197,645,480)	197,264,487

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Schedule of Investments

March 31, 2022

Number of
Shares
	CLOSED-END FUNDS ― 13.6%
	BANK LOAN ― 1.2%
121,893	BlackRock Debt Strategies Fund, Inc.	$1,270,125
1,361,171	Invesco Senior Income Trust	5,798,588
642,660	Nuveen Credit Strategies Income Fund	3,971,639
		11,040,352
	CORPORATE BOND ― 0.2%
113,538	BlackRock Credit Allocation Income Trust	1,426,037

	HIGH YIELD BOND ― 2.9%
530,464	Allspring Income Opportunities	4,190,665
942,549	BlackRock Corporate High Yield Fund, Inc.	10,151,253
89,008	BlackRock Limited Duration Income Trust	1,276,375
121,809	First Trust High Income Long/Short Fund	1,639,549
9,128	Neuberger Berman High Yield Strategies Fund, Inc.	104,242
962,002	Western Asset High Income Opportunity Fund, Inc.	4,300,149
289,068	Western Asset High Yield Defined Opportunity Fund Inc.	4,012,264
		25,674,497
	MULTISECTOR BOND ― 0.0%
3,832	Eaton Vance Limited Duration Income Fund	44,834

	MUNI NATIONAL LONG ― 8.5%
157,575	BlackRock MuniHoldings Fund, Inc.	2,242,292
739,186	BlackRock MuniVest Fund, Inc.	6,031,758
518,284	BlackRock MuniYield Quality Fund III, Inc.	6,504,464
625,448	Eaton Vance Municipal Bond Fund	7,192,652
842,189	Invesco Municipal Opportunity Trust	9,643,064
548,003	Invesco Municipal Trust	6,307,515
480,980	Invesco Trust for Investment Grade Municipals	5,588,988
1,253,027	Nuveen AMT-Free Quality Municipal Income Fund	16,464,775
1,209,943	Nuveen Quality Municipal Income Fund	16,164,838
		76,140,346
	PREFERRED STOCK ― 0.8%
68,884	Cohen & Steers Limited Duration Preferred and Income Fund, Inc.	1,578,822
3,805	First Trust Intermediate Duration Preferred & Income Fund	83,672
440,795	Nuveen Preferred & Income Opportunities Fund	3,782,021
244,943	Nuveen Preferred & Income Securities Fund	2,057,521
		7,502,036
	TOTAL CLOSED-END FUNDS (Cost $130,298,245)	121,828,102

	EXCHANGE TRADED FUNDS ― 3.7%
570,331	BlackRock Short Maturity Bond ETF	28,271,308
1,314	iShares 0-5 Year High Yield Corporate Bond ETF	57,763
32,995	iShares Preferred & Income Securities ETF (4)	1,201,678
140,000	VanEck CEF Muni Income ETF (4)	3,543,400

	TOTAL EXCHANGE TRADED FUNDS (Cost $33,532,322)	33,074,149

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Schedule of Investments

March 31, 2022

Number of
Shares		Value
	OPEN-END FUND ― 0.4%
317,739	Equable Shares Hedged Equity Fund	$3,924,073
	TOTAL OPEN-END FUND
	(Cost $4,001,832)	3,924,073

Number of Shares/Units
	PREFERRED STOCKS ― 29.0%
	BANKS ― 4.7%
	Bank of New York Mellon Corp. Depositary Shares
4,194	4.700% (effective 9/20/2025, 5 Year TNCMR + 4.358%) (1), 9/20/2025 (6)	4,305,141
	Citizens Financial Group, Inc. Depositary Shares (4)
12,278	5.650% (effective 10/6/2025, 5 Year TNCMR + 5.313%) (1), 10/6/2025 (6)	12,800,429
	Fifth Third Bancorp Depositary Shares
8,764	4.500% (effective 9/30/2025, 5 Year TNCMR + 4.215%) (1), 9/30/2025 (6)	8,632,540
	Regions Financial Corp. Depositary Shares
13,481	5.750% (effective 9/15/2025, 5 Year TNCMR + 5.430%) (1), 6/15/2025 (6)	14,070,794
	Truist Financial Corp. Depositary Shares
2,033	5.100% (effective 9/1/2030, 10 Year TNCMR + 4.349%) (1), 3/1/2030 (6)	2,071,627
		41,880,531
	DIVERSIFIED BANKING INSTITUTIONAL ― 1.2%
	Bank of America Corp., Depositary Shares
119,027	6.000%, 5/16/2023 (6)	3,099,463
	Citigroup, Inc. Depositary Shares
7,110	4.000% (effective 12/10/2025, 5 Year TNCMR + 3.597%) (1), 12/10/2025 (6)	6,861,150
	Wells Fargo & Co. Depositary Shares
53,102	4.750%, 3/15/2025 (6)	1,177,271
		11,137,884
	ENERGY ― 1.8%
	Edison International Depositary Shares
17,186	5.375% (effective 3/15/2026, 5 Year TNCMR + 4.698%) (1), 3/15/2026 (6)	16,623,158

	FINANCIALS ― 3.1%
	Ally Financial, Inc. Depositary Shares
11,831	4.700% (effective 5/15/2026, 5 Year TNCMR + 3.868%) (1), 5/15/2026 (6)	11,113,805
18,372	4.700% (effective 5/15/2028, 7 Year TNCMR + 3.481%) (1), 5/15/2028 (6)	16,764,450
		27,878,255
	FINANCE AND INSURANCE ― 4.1%
	Charles Schwab Corp. (The) Depositary Shares
21,801	5.375% (effective 6/1/2025, 5 Year TNCMR + 4.971%) (1), 6/1/2025 (6)	22,564,035
	Hartford Financial Services Group, Inc. (The)
65,494	7.875% (effective 4/15/2022, 3 month U.S. LIBOR + 5.596%) (1), 4/15/2042	1,635,385
	JPMorgan Chase & Co., Depositary Shares
96,246	4.625%, 6/1/2026 (6)	2,118,374
	Reinsurance Group of America, Inc.
239,274	6.200% (effective 9/15/2022, 3 month U.S. LIBOR + 4.370%) (1), 9/15/2042	6,077,560
	Virtus AllianzGI Convertible & Income Fund
155,510	5.625%, 9/20/2023 (4)(6)	3,912,632
	Virtus AllianzGI Convertible & Income Fund II
7,967	5.500%, 9/11/2023 (6)	199,972
		36,507,958

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Schedule of Investments

March 31, 2022

Number of Shares/Units		Value
	PREFERRED STOCKS (Continued)
	INFORMATION ― 0.4%
	AT&T, Inc.
86,340	5.350%, 11/1/2066	$2,180,948
50,488	5.625%, 8/1/2067	1,285,929
		3,466,877
	INVESTMENT COMPANIES ― 2.4%
	Oaktree Capital Group LLC
203,685	6.625%, 6/15/2023 (6)	5,293,773
470,765	6.550%, 9/15/2023 (6)	12,414,073
	Stifel Financial Corp.
139,956	5.200%, 10/15/2047	3,480,706
		21,188,552
	PIPELINES ― 1.6%
	Enbridge, Inc.
81,837	4.000% (effective 6/1/2022, 5 Year TNCMR + 3.050%) (1), 6/1/2022 (6)	1,788,548
72,064	4.000% (effective 9/1/2022, 5 Year TNCMR + 3.150%) (1), 9/1/2022 (6)	1,609,765
99,883	4.400% (effective 3/1/2024, 5 Year TNCMR + 2.820%) (1), 3/1/2024 (6)	2,154,776
	Energy Transfer LP Depositary Shares
3,428	6.500% (effective 11/15/2026, 5 Year TNCMR + 5.694%) (1), 11/15/2026 (6)	3,377,609
5,688	7.125% (effective 5/15/2030, 5 Year TNCMR + 5.306%) (1), 5/15/2030 (6)	5,588,460
		14,519,158
	REAL ESTATE INVESTMENT TRUST ― 3.1%
	AGNC Investment Corp.
645,556	6.125% (effective 4/15/2025, 3 month U.S. LIBOR + 4.697%) (1), 4/15/2025 (6)	15,060,822
	Annaly Capital Management, Inc.
518,700	6.750% (effective 9/30/2024, 3 month U.S. LIBOR + 4.989%) (1), 6/30/2024 (6)	12,822,264
		27,883,086
	PREFERRED STOCKS (Continued)
	UTILITIES ― 6.6%
	Brookfield Renewable Partners LP
308,888	5.250%, 3/31/2025 (6)	6,999,402
	Duke Energy Corp.
236,465	5.750%, 6/15/2024 (6)	6,129,173
	Entergy Arkansas LLC
111,927	4.875%, 9/1/2066	2,798,175
	Entergy Louisiana LLC
150,099	4.875%, 9/1/2066	3,794,503
	Entergy Mississippi LLC
77,220	4.900%, 10/1/2066	1,900,384
	National Rural Utilities Cooperative Finance Corp.
225,421	5.500%, 5/15/2064	5,833,895
	Sempra Energy Depositary Shares
31,654	4.875% (effective 10/15/2025, 5 Year TNCMR + 4.550%) (1), 10/15/2025 (6)	31,891,405
		59,346,937
	TOTAL PREFERRED STOCKS (Cost $264,485,483)	260,432,396

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Schedule of Investments

March 31, 2022

Number of Shares		Value
	SHORT-TERM INVESTMENTS ― 17.6%
	MONEY MARKET FUND ― 5.4%
48,281,665	First American Government Obligations Fund, Class X, 0.19% (7)	$48,281,665

Principal
Amount	UNITED STATES TREASURY BILLS ― 12.2% (8)
$50,000,000	05/19/2022	49,984,000
30,000,000	09/08/2022	29,880,200
30,000,000	02/23/2023	29,615,967
		109,480,167
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $157,853,214)	157,761,832

	COLLATERAL FOR SECURITIES ON LOAN ― 0.7%
	MONEY MARKET FUND ― 0.7%
6,560,580	First American Government Obligations Fund, Class X, 0.19% (7)	6,560,580
	TOTAL COLLATERAL FOR SECURITIES ON LOAN
	(Cost $6,560,580)

	TOTAL INVESTMENTS ― 100.1%
	(Cost $913,109,244)	898,310,865
	Liabilities in Excess of Other Assets ― (0.1)%	(939,102)
	TOTAL NET ASSETS ― 100.0%	897,371,763

Number of Shares		Value
	SECURITIES SOLD SHORT ― (2.5%)
	EXCHANGE TRADED FUND ― (2.5%)
(50,000)	SPDR S&P 500 ETF Trust	(22,582,000)
	TOTAL EXCHANGE TRADED FUND (Proceeds $21,329,344)	(22,582,000)

	TOTAL SECURITIES SOLD SHORT ― (2.5%) (Proceeds $21,329,344)	$(22,582,000)

Floating Rate definitions:

LIBOR - London Inter-Bank Offered Rate

TNCMR - Treasury Note Constant Maturity Rate

Percentages are stated as a percent of net assets.

(1)	Fixed to floating rate. Effective date of floating rate change and formula disclosed. Rate disclosed is as of March 31, 2022.
(2)	Perpetual maturity security. Date presented is the next call date as of March 31, 2022.
(3)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and maybe sold in transactions exempt from registration only to qualified institutional buyers on a public offering registered under the Securities Act of 1933. The security has been deemed liquid by the advisor. At March 31, 2022, the value of these securities totaled $17,209,323 or 1.9% of net assets.
(4)	All or a portion of this security is on loan.
(5)	Variable Rate security. Rates disclosed as of March 31, 2022.
(6)	Callable at any dividend payment on or after date disclosed.
(7)	Seven-day yield as of March 31, 2022.
(8)	Zero coupon security.

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Statement of Assets and Liabilities

March 31, 2022

Assets:
Investments in securities at value (cost $913,109,244)	$898,310,865	*
Deposits with broker for derivative instruments	24,110,507
Receivables:
Investment securities sold	110,804
Fund shares sold	1,014,222
Dividends and interest	4,818,051
Securities lending income	21,802
Prepaid expenses	50,172
Total assets	928,436,423

Liabilities:
Securities sold short (proceeds $21,329,344)	22,582,000
Payables:
Fund shares redeemed	751,113
Dividend payable	136,601
Collateral on securities loaned	6,560,580
Distributions to shareholders	218,914
Due to Investment Adviser	596,790
Due to trustees	8
Accrued other expenses and other liabilities	218,654
Total liabilities	31,064,660

Net Assets	$897,371,763

Components of Net Assets:
Paid-in capital	$920,292,258
Total accumulated loss	(22,920,495)
Net Assets	$897,371,763

Institutional Class:
Net Assets	$897,371,763
Shares Outstanding (unlimited number of shares authorized, no par value)	90,236,319

Net Asset Value, Redemption Price and Offering Price Per Share	$9.94

* Includes loaned securities with market value totaling $6,407,787.

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Statement of Operations

For the Year Ended March 31, 2022

Investment Income:
Dividend income (Net of foreign tax of $55,765)	$12,936,054
Interest income	14,068,542
Income from securities lending	74,308
Total investment income	27,078,904

Expenses:
Advisory fees (Note 3)	7,458,053
Administration and fund accounting fees (Note 3)	574,677
Service fees	503,264
Dividend expenses	384,924
Transfer agent fees and expenses (Note 3)	130,032
Investment Interest Expense	105,269
Custody fees (Note 3)	60,002
Registration fees	59,465
Shareholder reporting fees	38,205
Legal fees	26,831
Audit fees	20,950
Compliance fees (Note 3)	15,621
Trustees’ fees (Note 3)	15,189
Miscellaneous expenses	9,230
Insurance expenses	7,126

Total expenses	9,408,838
Net investment income	17,670,066

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(2,530,474)
Written options	565,585
Securities sold short	7,754,173
Swap contracts	1,961
Net realized gain	5,791,245
Net change in unrealized appreciation/(depreciation) on:
Investments	(39,885,660)
Securities sold short	(1,252,656)
Net change in appreciation/(depreciation)	(41,138,316)

Net realized and unrealized loss on investments, written options, securities sold short and swap contracts	(35,347,071)

Net decrease in Net Assets Resulting from Operations	$(17,677,005)

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2022	March 31, 2021
Operations:
Net investment income	$17,670,066	$19,814,732
Net realized gain (loss) on investments, written options, securities sold short and swap contracts	5,791,245	(3,954,405)
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	(41,138,316)	69,000,534
Net increase (decrease) in net assets resulting from operations	(17,677,005)	84,860,861

Distributions to Shareholders:
Net Investment Income	(17,385,796)	(19,814,732)
Return of Capital	(2,094,998)	(1,632,921)
Total distributions to shareholders	(19,480,794)	(21,447,653)

Capital Transactions:
Proceeds from shares sold	440,863,889	328,667,226
Reinvestment of distributions	16,821,684	18,807,934
Cost of shares repurchased	(294,676,220)	(148,580,948)
Net increase in net assets from capital transactions	163,009,353	198,894,212
Total Increase in Net Assets	125,851,554	262,307,420

Net Assets:
Beginning of year	771,520,209	509,212,789
End of year	$897,371,763	$771,520,209

Capital Share Transactions:
Shares sold	42,302,872	32,148,979
Shares reinvested	1,617,511	1,850,827
Shares repurchased	(28,299,608)	(14,748,109)
Net increase in shares outstanding	15,620,775	19,251,697

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Financial Highlights

Institutional Class

For a capital share outstanding throughout each year presented

	For the Year Ended March 31, 2022		For the Year Ended March 31, 2021	For the Year Ended March 31, 2020		For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net Asset Value, Beginning of Year	$10.34		$9.20	$9.97		$9.75	$10.24

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.21		0.33	0.31		0.37	0.35
Net realized and unrealized gain (loss) on investments	(0.38)		1.17	(0.76)		0.23	(0.43)
Total Income (Loss) from Investment Operations	(0.17)		1.50	(0.45)		0.60	(0.08)

LESS DISTRIBUTIONS:
Net investment income	(0.21)		(0.34)	(0.31)		(0.38)	(0.36)
Net realized gain on investments	—		—	—		—	(0.05)
Return of capital	(0.02)		(0.02)	(0.01)		—	—
Total Distributions	(0.23)		(0.36)	(0.32)		(0.38)	(0.41)

Net Asset Value, End of Year	$9.94		$10.34	$9.20		$9.97	$9.75

Total Return	(1.72%)		16.40%	(4.67%)		6.24%	(0.85	%)(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$897,372		$771,520	$509,213		$401,566	$191,495
Ratio of expenses to average net assets
Before fees waived/recouped by the Adviser	1.07	%(3)	1.04%	1.10	%(3)	1.10%	1.12%
After fees waived/recouped by the Adviser	1.07	%(3)	1.04%	1.13	%(3)	1.10%	1.10%
Ratio of net investment income to average net assets
Before fees waived/recouped by the Adviser	2.01	%(4)	3.27%	3.14	%(4)	3.76%	3.55%
After fees waived/recouped by the Adviser	2.01	%(4)	3.27%	3.11	%(4)	3.76%	3.57%
Portfolio turnover rate	55%		83%	134%		131%	130%

(1)	Per share amounts have been calculated using average shares method.
(2)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(3)	The ratios of expenses to average net assets include dividend and interest expenses. For the year ended March 31, 2020 and 2022, excluding dividend and interest expenses, the ratio of expenses to average net assets before fees waived/recouped by the Adviser were 1.05% and 1.01%, respectively. Excluding dividend and interest expenses, the ratio of expenses to average net assets after fees waived/recouped by the Adviser were 1.08% and 1.01%, respectively.
(4)	The ratios of net investment income to average net assets include dividend and interest expenses. For the year ended March 31, 2020 and 2022, excluding dividend and interest expenses, the ratio of net investment income to average net assets before fees waived/recouped by the Adviser were 3.19% and 2.07%, respectively. Excluding dividend and interest expenses, the ratio of net investment income to average net assets after fees waived/recouped by the Adviser were 3.16% and 2.07%, respectively.

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Notes to Financial Statements

March 31, 2022

Note 1 – Organization

Bramshill Income Performance Fund (the “Fund”) is a diversified series of Trust for Advised Portfolios (the “Trust”). The Trust, a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Bramshill Investments, LLC (the “Adviser”) serves as the investment manager to the Fund. The inception date of the Fund was April 11, 2016. The investment objective of the Fund is to maximize total return.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a)   Securities Valuation – Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Fund are valued at the last sale price in the over-the-counter (“OTC”) market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. For options where market quotations are not readily available, fair value shall be determined by the Adviser with oversight by the Trust’s Valuation Committee.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2022

Level 1-	quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2-	observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3-	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Fund’s investments in each category investment type as of March 31, 2022:

Description	Level 1	Level 2	Level 3	Total
Assets
Corporate Bonds	$—	$117,465,246	$—	$117,465,246
U.S. Government Notes	—	197,264,487	—	197,264,487
Closed-End Funds	121,828,102	—	—	121,828,102
Exchange Traded Funds	33,074,149	—	—	33,074,149
Open-End Fund	3,924,073	—	—	3,924,073
Preferred Stocks	99,824,470	160,607,926	—	260,432,396
Short Term Investments	48,281,665	109,480,167	—	157,761,832
Collateral for Securities on Loan	6,560,580	—	—	6,560,580
Total	$313,493,039	$584,817,826	$—	$898,310,865

Liabilities
Exchange Traded Funds	$22,582,000	$—	$—	$22,582,000
Total	$22,582,000	$—	$—	$22,582,000

See the Schedule of Investments for further detail of investment classifications.

(b)   Securities Sold Short – The Fund is engaged in selling securities short, which obligates it to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

(c)    Federal Income Taxes – The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all net taxable income to its shareholders. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses is recorded by the Fund.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2022

Management of the Fund is required to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state authorities. As of and during the year ended March 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. Generally, tax authorities can examine tax returns filed for the preceding three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d)    Return of capital estimates – Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) are generally comprised of net investment income, capital gains, and return of capital. Certain of the Fund’s investments in Closed-End Funds (“CEFs”) also make distributions comprised of net investment income and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs and CEFs based on historical data provided by the REITs and distribution notices provided by CEFs. After each calendar year end, REITs and CEFs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported are reflected in the Funds’ records in the year in which they are reported by adjusting related investment cost basis, capital gains and income, as necessary.

(e)   Distributions to Shareholders – The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. Distributions of net investment income, if any, are distributed monthly. The Fund intends to distribute all its net investment income including any cash received from its investments in CEFs and REITs, even if a portion may represent a return of capital. Net realized gains from investment transactions, if any, will be distributed to shareholders annually. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f)   Restricted securities – Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. As of March 31, 2022, the Fund had restricted securities, all of which were Rule 144A securities, with a market value of $17,209,323 or 1.9% of the Fund’s net assets.

(g) Cash – Concentration in Uninsured Cash – For cash management purposes the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of March 31, 2022, the Fund held $1,056,221 of deposits at Wells Fargo Securities, LLC and $22,554,286 of deposits at Pershing, LLC that exceeded the FDIC insurance limit.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2022

(h) Derivatives – The Fund invests in certain derivative instruments, as detailed below.

Futures contracts – The Fund invests in futures to adjust its sensitivity to interest rate changes and to gain exposure to U.S. Treasury securities. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Options Contracts – The Fund may write call and put options on securities, derivative instruments, or currencies. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked -to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Written options which are closed or exercised will result in a gain if the closing price of the underlying security is lower than the premium received. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of said underlying security. The risk exists that the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund purchases call and put options. The Fund pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked-to -market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Purchasing options will result in a gain if the closing price of the transaction is higher than the premium paid. The average monthly volume of options held by the Fund during the year ended March 31, 2022 is set forth below:

	Number of Contracts	Notional Amount
Purchased options	1,744	$503,996
Written options	(780)	$(83,655)

Swap Contracts – The Fund enters into credit default swap agreements, credit default index swap agreements and similar agreements as a protection “seller” or as a “buyer” of credit protection. The credit default swap agreement or similar instruments may have as reference obligations one or more securities that are not held by the Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. For credit default index swaps, the settlement payment for a constituent’s credit event is scaled down to the weighting in the index.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2022

Changes in value of swaps are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of interest to be paid or received is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss on a swap contract may exceed the amount recorded as an asset or liability on the Statement of Assets and Liabilities. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under a contract’s terms and the possible lack of liquidity with respect to the contracts.

Derivative Investment Holdings Categorized by Risk Exposure – The following table sets forth the Fund’s realized gain (loss), as reflected in the Statement of Operations, by primary risk exposure and by type of derivative contract for the year ended March 31, 2022:

Amount of Realized Gain (Loss) on Derivatives
Risk Exposure Category	Investments (1)	Written Options	Swaps
Credit	$—	$—	$1,961
Equity	(6,697,096)	565,585	—
Total	$(6,697,096)	$565,585	$1,961

(1)	Includes purchased options.

(i)   Other – The Fund records security transactions on trade date. Realized gains and losses on sales of securities are reported on the basis of identified cost of securities delivered. Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Trust-level expenses are allocated across the series of the Trust.

Note 3 – Investment Management Agreement and Other Related Party Transactions

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets at annual rate of 0.85%. Pursuant to a contractual fee waiver and reimbursement agreement, the Adviser will waive/reimburse the Fund for expenses in excess of 1.10% of average daily net assets for Institutional Class shares, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest and expense relating to short sales, borrowing costs, and brokers’ commissions, and other charges relating to the purchase and sale of the Fund’s portfolio securities. The Fund incurred $7,458,053 for Advisory fees during the year ended March 31, 2022.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2022

The Adviser is permitted to recapture amounts waived and/or reimbursed to a Fund within three years if the Fund’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect. The Fund currently has no waiver balance subject to recapture.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s administrator and fund accountant and transfer agent. The officers of the Trust are employees of Fund Services. U.S. Bank serves as the Fund’s custodian and provides compliance services to the Funds. Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s distributor and principal underwriter. For the year ended March 31, 2022, the Fund incurred the following expenses for administration and fund accounting, compliance, custody and transfer agency fees:

Administration and fund accounting	$574,677
Compliance Service	15,621
Custody	60,002
Transfer Agency	130,032

At March 31, 2022, the Fund had payables due to Fund Services for administration and fund accounting, compliance, custody and transfer agency fees to U.S. Bank in the following amounts:

Administration and fund accounting	$93,243
Compliance Services	2,661
Custody	10,041
Transfer Agency	22,512

The above payable amounts are included in Accrued other expenses and other liabilities in the Statement of Assets and Liabilities.

The Independent Trustees were paid $15,189 for their services during the year ended March 31, 2022. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

Note 4 – Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under 2(a)(9) of the 1940 Act. As of March 31, 2022, UBS Financial Services, Inc. held approximately 29%, in aggregate for the benefit of others, of the outstanding shares of the Fund.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2022

Note 5 – Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the year ended March 31, 2022, were as follows:

	Investments	U.S. Government Obligations
Purchases	$291,707,885	$164,205,668
Sales	$285,817,469	$75,871,609

Note 6 – Federal Income Tax Information

At March 31, 2022, the components of accumulated earnings (losses) for federal income tax purposes were as follows:

	Investments	Securities Sold Short	Total
Tax cost of Investments	$916,256,160	$(21,329,344)	$894,926,816

Unrealized Appreciation	11,441,777	—	11,441,777

Unrealized Depreciation	(29,387,072)	(1,252,656)	(30,639,728)

Net Unrealized Appreciation (Depreciation)	(17,945,295)	(1,252,656)	(19,197,951)

Other Accumulated Loss	(3,722,544)	—	(3,722,544)

Total Accumulated Loss	$(21,667,839)	$(1,252,656)	$(22,920,495)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales, and basis adjustments on investments in limited partnerships.

The tax character of distributions paid during the year ended March 31, 2022 and year ended March 31, 2021 were as follows:

	Year Ended	Year Ended
Distributions Paid From:	March 31, 2022	March 31, 2021
Ordinary Income	$17,385,796	$19,814,732
Return of Capital	2,094,998	1,632,921
Total Distributions Paid	$19,480,794	$21,447,653

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2022

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. As of March 31, 2022, the Fund had no late-year or post-October losses.

At March 31, 2022, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration
Short-Term	Long-Term	Total
$ 1,717,618	$ 2,004,926	$ 3,722,544

At March 31, 2022, the Fund utilized capital loss carryforwards of $5,769,749.

Note 7 – Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 8 – Line of Credit

The Fund has access to a $25 million unsecured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or to settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly. During the year ended March 31, 2022, the Fund did not draw on this line of credit.

Note 9 – Securities Lending

The Fund may lend up to 33 1/3% of the securities in its portfolios to brokers, dealers, and other financial organizations that meet capital and other credit requirements under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of the securities loaned. The Fund has the right under the terms of the lending agreement to recall the securities from the borrower on demand.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2022

The borrower of any securities will pay the Fund any accrued income while the securities are on loan. The cash collateral received is invested in a money market fund which is redeemable on demand.

There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result the Fund may lose money.

The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide the Fund, in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

As of March 31, 2022, the Fund had equity securities on loan with a market value of $6,424,920 and collateral value of $6,560,580 which are presented Gross on the Statement of Assets and Liabilities. The fees and interest income earned through the securities lending program are reflected in the Statement of Operations.

Note 10 – Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. Subsequent to the year end, the Fund has made the following distributions per share:

Record Date	Payable Date	Distribution Per Share
4/28/2022	4/29/2022	$ 0.01311414

Note 11 – New Pronouncements

ASU 2020-04. In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Trust for Advised Portfolios

and the Shareholders of Bramshill Income Performance Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Bramshill Income Performance Fund, a series of shares of beneficial interest in Trust for Advised Portfolios (the “Fund”), including the schedule of investments, as of March 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania

May 26, 2022

Bramshill Income Performance Fund

Additional Information (Unaudited)

March 31, 2022

Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Part F of Form N-PORT. The Fund’s Form N-PORT is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at 1-877- BRAMS18 or on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Tax Information

For the year ended March 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 25.81%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended March 31, 2022 was 20.27%.

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Bramshill Income Performance Fund

Trustees and Officer Information (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Retired.	1	The Bancorp, Inc. (2013 to present); Insurance Acquisition Corp II (2020 to present); Regatta Loan Management LLC (2015 to present).
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors	1	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2020	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	1	None
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Since 2020	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	1	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman, President and Principal Executive Officer	Trustee since 2018; Chairman Since 2018; President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	1	None

Bramshill Income Performance Fund

Trustees and Officer Information (Continued) (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018-present); Associate, Legal & Compliance, PIMCO (2012-2018)

(1)	Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.

(2)	The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(5)	Mr. Kashmerick is an “interested person” of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Fund’s administrator, fund accountant, and transfer agent.

The Fund’s Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling 1-877-BRAMS18.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Bramshill Investments, LLC
801 Laurel Oak Drive, Suite 300A
Naples, Florida 34108

Distributor
Quasar Distributors, LLC
111 East Kilbourn Ave. Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, Pennsylvania 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

 A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Harry E. Resis and Brian Ferrie are the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Bramshill Income Performance Fund
	BBD, LLP
	FYE 3/31/2022	FYE 3/31/2021
( a ) Audit Fees	$17,850	$17,500
( b ) Audit-Related Fees	None	None
( c ) Tax Fees	$3,100	$3,100
( d ) All Other Fees	None	None

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2022	FYE 3/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Bramshill Income Performance Fund
	BBD, LLP
Non-Audit Related Fees	FYE 3/31/2022	FYE 03/31/2021
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)  Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By  /s/ Christopher E. Kashmerick
                  Christopher E. Kashmerick, President

Date        6/03/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Christopher E. Kashmerick
                  Christopher E. Kashmerick, President

Date          6/03/2022

By /s/ Russell B. Simon
                    Russell B. Simon, Treasurer

Date         6/03/2022